EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Paul A. Roman, Chief Executive Officer of SimplaGene USA, Inc., certify that the Form 8-K of SimplaGene USA, Inc., as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of SimplaGene USA, Inc. for the periods presented.

/s/  Paul  A.  Roman
--------------------
Name:     Paul  A.  Roman
Date:     July  19,  2006


     I, Thomas McNeill, Chief Financial Officer of SimplaGene USA, Inc., certify that the Form 8-K of SimplaGene USA, Inc., as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of SimplaGene USA, Inc. for the periods presented.

/s/  Thomas  McNeill
--------------------
Name:     Thomas  McNeill
Date:     July  19,  2006